UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2021
_____________________

ACON S2 ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
_____________________

Cayman Islands	001-39525	98-1550150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Connecticut Ave NW, Ste 700 Washington, DC	20036
(Address of principal executive offices)	(Zip Code)

(202) 454-1100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	STWOU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	STWO	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	STWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

ACON S2 Acquisition Corp. (the “Company”) has previously classified its public and private placement warrants  (“Warrants”) issued in connection with its initial public offering and private placement as equity within the Company’s financial statements, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that its warrants should be presented as liabilities as of the initial public offering date reported at fair value with subsequent fair value remeasurement at each reporting period.

On May 24, 2021, the Audit Committee, based on the recommendation of and after consultation with management, concluded that the Company’s (i)  audited balance sheet as of September 21, 2020, (ii) audited financial statements as of December 31, 2020, and for the period from July 21, 2020 (inception) to December 31, 2020 and (iii) unaudited interim financial statements as of September 30, 2020, and for the period from July 21, 2020 (inception) through September 30, 2020 (collectively, the “Non-Reliance Period”), as reported in the Company’s Current Report on Form 8-K filed on September 25, 2020, Annual Report on Form 10-K filed on March 31, 2021 and Quarterly Report on Form 10-Q filed on November 16, 2020, respectively, should no longer be relied upon based on the reclassification of warrants as described above. Similarly, Report of Independent Registered Public Accounting Firm dated March 31, 2021 on the financial statements as of December 31, 2020 and for the period from July 21, 2020 (date of inception) through December 31, 2020, Report of Independent Registered Public Accounting Firm dated September 25, 2020 on the balance sheet as of September 21, 2020, and the shareholder communications, investor presentations or other communications describing relevant portions of the Company’s financial statements for these periods that need to be restated should no longer be relied upon.

The Company will file, contemporaneously with this Form 8-K, an amendment to its Annual Report on Form 10-K for the period July 21, 2020 (inception) through December 31, 2020 (the “Amended 10-K”) reflecting this change in classification of the warrants for the Non-Reliance Period, and the corresponding changes to the financial statement items for the Non-Reliance Period will be set forth through disclosures in the financial statements included in the Amended 10-K. The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with its independent registered public accounting firm,

The Company’s prior accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash or cash equivalents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2021

ACON S2 ACQUISITION CORP.

By:	/s/ Adam Kriger
Name:	Adam Kriger
Title:	Chief Executive Officer